Ivy Funds Variable Insurance Portfolios

Supplement dated November 14, 2014 to the

Ivy Funds Variable Insurance Portfolios Statement of Additional Information

dated April 30, 2014

and as supplemented July 16, 2014 and August 22, 2014

The following replaces the second paragraph of the “The Portfolios, Their Investments, Related Risks and Restrictions — Ivy Funds VIP Money Market” section on page 4:

On July 23, 2014, the SEC adopted final rules governing the structure and operations of money market funds. Among other things, the final rules (1) require “institutional prime money market funds” (money market funds that do not meet the definitions of a retail money market fund or a government money market fund) to price their shares using current market values of their portfolio securities (i.e., float their NAV); (2) permit a board of a money market fund to impose liquidity fees and redemption gates depending on the percentage of a fund’s “weekly liquid assets”; and (3) amend money market fund diversification, stress testing and disclosure requirements. The compliance date for an institutional prime money market fund to float its NAV and for the redemption gates and liquidity fees is October 2016 and for the diversification, stress testing and disclosure requirements generally is April 2016. Accordingly, WRIMCO and the Board have commenced their consideration of these amendments and will take all required actions with regard to Ivy Funds VIP Money Market as soon as practicable. The SEC also re-proposed amendments to Rule 2a-7 and Form N-MFP to remove references to, or the requirement to rely upon, credit ratings, and to require money market funds to establish appropriate creditworthiness standards. It is possible that, if adopted, these additional amendments could further impact the operations of Ivy Funds VIP Money Market.

The following is inserted as a new paragraph following the last paragraph of the “The Portfolios, Their Investments, Related Risks and Restrictions — Securities — General” section on page 7:

The Portfolios, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Portfolios or their Investment Manager, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Portfolios. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Portfolios’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolios to regulatory fines or financial losses and/or cause reputational damage. The Portfolios may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the Portfolios may invest, which could result in material adverse consequences for such issuers and may cause the Portfolios’ investment in such companies to lose value.

The following is inserted as a new paragraph following the last paragraph of the “Portfolio Managers — Compensation” section on page 74:

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all WRIMCO employees.

Supplement	Statement of Additional Information	1